SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):August 19, 1998


              THE READER'S DIGEST ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


        Delaware               1-10434            13-1726769
 (State or other juris-    (Commission File    (I.R.S. Employer
diction of incorporation       Number)       Identification No.)
    or organization)


           Pleasantville, New York          10570-7000
       (Address of principal executive      (Zip Code)
                  offices)


       Registrant's telephone number, including area code:
                         (914) 238-1000






                                               Page 1 of 5 pages.

ITEM 5.   Other Events.

          Filed herewith as Exhibit 99.1 is a copy of the company's news release, issued today, relating to the election of Lawrence R. Ricciardi to the Company's Board of Directors.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of business acquired
               Not applicable
          (b)  Pro forma financial information
               Not applicable
          (c)  Exhibits

          Number                        Description

          99.1           Press Release of The Reader's Digest
                         Association, Inc. dated August 19, 1998


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE READER'S DIGEST ASSOCIATION, INC.
                                      (Registrant)


Date:  August 19, 1998

                           /s/  GEORGE S. SCIMONE
                                 George S. Scimone
                                 Senior Vice President and Chief
                                 Financial Officer

                          EXHIBIT INDEX



Exhibit No.                        Description

     99.1           Press Release of The Reader's Digest
                    Association, Inc. dated August 19, 1998